Income taxes	12 Months Ended
Mar. 31, 2019
Income Tax [Abstract]
Income taxes

16. Income taxes:

The following table presents components of Income tax expense reported in the consolidated statements of income for the years ended March 31, 2017, 2018 and 2019.

	Millions of yen
	Year ended March 31
	2017	2018	2019
Current:
Domestic	¥52,004	¥35,018	¥26,725
Foreign	5,697	8,589	8,720

Subtotal	57,701	43,607	35,445

Deferred:
Domestic	20,239	64,340	28,183
Foreign	2,289	(4,081)	(6,618)

Subtotal	22,528	60,259	21,565

Total	¥80,229	¥103,866	¥57,010

The income tax benefit recognized from operating losses for the years ended March 31, 2017, 2018 and 2019 was ¥868 million, ¥4,653 million and ¥246 million, respectively, which is included within deferred income tax expense above.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax.

Since the year ended March 31, 2017, the effective statutory tax rate applicable to Nomura in Japan has been approximately 31%.

On December 22, 2017, the Tax Cuts and Jobs Act (“the Act”) was enacted in the United States which significantly changes U.S. income tax law, including reducing the U.S. federal corporate income tax rate to 21%, broadening the U.S. tax base, introducing a territorial tax system and one time repatriation tax on U.S. entities for previously deferred earnings of non-U.S. investees, allowing full expensing of certain property assets and imposing certain additional taxes on payments made from U.S. entities to foreign related parties. As a result, Nomura recognized a reduction of ¥2,776 million in deferred tax liabilities and deferred tax expense during the fiscal year ended March 31, 2018. As a result of finalizing calculations around the impact from changes in certain assumptions and interpretations made by Nomura, certain actions to be taken by Nomura and additional guidance released by the U.S. tax authorities and other bodies after April 1, 2018, Nomura did not make any material adjustments to this estimate during the fiscal year ended March 31, 2019.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2017, 2018 and 2019. The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of Income (loss) before income taxes. For the years ended March 31, 2017 and 2018, where Nomura recognized Income before income taxes for the years, reconciling items which increase Income tax expense and therefore increase Nomura’s effective tax rate are shown as positive amounts. Conversely, reconciling items which reduce Income tax expense and reduce Nomura’s effective tax rate are shown as negative amounts. For the year ended March 31, 2019, Nomura recognized Loss before income taxes and consequently, reconciling items shown in the table which increase Income tax expense are presented as negative amounts and reconciling items which reduce Income tax expense are presented as positive amounts.

	Year ended March 31
	2017	2018	2019
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances	(10.8)	(22.8)	(58.3)
Additional taxable revenues	0.1	0.1	(2.9)
Non-deductible expenses(1)	2.9	1.9	(110.3)
Non-taxable revenue	(2.6)	(3.6)	16.8
Dividends from foreign subsidiaries	0.0	0.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.0	0.0	(2.8)
Different tax rate applicable to income (loss) of foreign subsidiaries	0.3	0.8	(19.8)
Effect of changes in foreign tax laws	—	23.5	0.5
Effect of changes in domestic tax laws	1.0	—	—
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	1.7	1.7	5.4
Other	1.3	(0.9)	(10.8)

Effective tax rate	24.9%	31.7%	(151.2)%

(1)

Non-deductible expenses during the year ended March 31, 2019 included approximately ¥21 billion relating to goodwill impairment losses (which increased Nomura’s effective tax rate by 56.3%) and approximately ¥13 billion relating to litigation provisions and settlements (which increased Nomura’s effective tax rate by 34.0%).

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2018 and 2019, before offsetting of amounts which relate to the same tax-paying component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2018	2019
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥19,982	¥20,008
Investments in subsidiaries and affiliates	36,189	25,243
Valuation of financial instruments	61,249	71,806
Accrued pension and severance costs	20,967	29,711
Other accrued expenses and provisions	76,578	44,803
Operating losses	340,780	369,286
Other	5,587	9,213

Gross deferred tax assets	561,332	570,070
Less—Valuation allowances	(422,280)	(444,916)

Total deferred tax assets	139,052	125,154

Deferred tax liabilities
Investments in subsidiaries and affiliates	127,041	133,936
Valuation of financial instruments	43,985	41,770
Undistributed earnings of foreign subsidiaries	1,137	2,039
Valuation of fixed assets	4,524	10,109
Other	3,342	6,843

Total deferred tax liabilities	180,029	194,697

Net deferred tax assets (liabilities)	¥(40,977)	¥(69,543)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying component within a particular tax jurisdiction, net deferred tax assets reported within Other assets—Other in the consolidated balance sheets were ¥16,135 million and ¥15,026 million as of March 31, 2018 and 2019, respectively and net deferred tax liabilities reported within Other liabilities in the consolidated balance sheets were ¥57,112 million and ¥84,569 million as of March 31, 2018 and 2019, respectively.

As of March 31, 2019, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥19,900 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

The following table presents changes in total valuation allowances established against deferred tax assets for the years ended March 31, 2017, 2018 and 2019.

	Millions of yen
	Year ended March 31
	2017		2018		2019
Balance at beginning of year	¥543,489		¥519,492		¥422,280
Net change during the year	(23,997	)(1)	(97,212	)(2)	22,636	(3)

Balance at end of year	¥519,492		¥422,280		¥444,916

(1)

Primarily includes an increase of ¥2,040 million of valuation allowances of certain foreign subsidiaries partly because of changes in the expected realization of deferred tax assets, a reduction of ¥35,214 million of valuation allowances of certain foreign subsidiaries mainly by utilization of operating loss carryforwards, an increase of ¥5,811 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets, and an increase of ¥3,366 million related to Japanese subsidiaries and the Company because of increase in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥23,997 million of allowances decreased for the year ended March 31, 2017.

(2)

Primarily includes a reduction of ¥80,459 million of valuation allowances of certain foreign subsidiaries mainly due to changes in tax laws in the U.S., an increase of ¥17,340 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards, and a reduction of ¥34,093 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets. In total, ¥97,212 million of allowances decreased for the year ended March 31, 2018.

(3)

Primarily includes an increase of ¥11,843 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, partially offset by a decrease of valuation allowances related to accrued expenses and provisions, an increase of ¥6,265 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards recognized in the current year, an increase of ¥14,976 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets, and a reduction of ¥10,448 million of valuation allowances related to expiration of operating loss carryforwards. In total, ¥22,636 million of allowances increased for the year ended March 31, 2019.

As of March 31, 2019, total operating loss carryforwards were ¥2,042,991 million, which included ¥550,539 million relating to the Company and domestic subsidiaries, ¥730,834 million relating to foreign subsidiaries in the United Kingdom, ¥468,266 million relating to foreign subsidiaries in the United States, ¥222,133 million relating to foreign subsidiaries in Hong Kong, and ¥71,219 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥1,087,034 million can be carried forward indefinitely, ¥807,151 million expires by March 31, 2028 and ¥148,806 million expires in later fiscal years.

In determining the amount of valuation allowances to be established as of March 31, 2019, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries.

In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provided the most verifiable negative evidence available and outweigh positive evidence.

While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2017, 2018 and 2019. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.

The total amount of unrecognized tax benefits was not significant as of March 31, 2017, 2018 and 2019. There were also no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2017, 2018 and 2019. Nomura is under continuous examination by the Japanese National Tax Agency and other taxing authorities in the major jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2019. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.

The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2019. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2014	(1)
United Kingdom	2016
United States	2016

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2013.